BUSINESS COMBINATION - Amounts of revenue and net loss of LGC included in the Company's consolidated statement of operations and Proforma information (Details) - USD ($)	3 Months Ended	12 Months Ended
	Jul. 31, 2020	Jul. 31, 2020	Jul. 31, 2019	Jul. 31, 2018
BusinessAcquisitionLineItems
Intangibles asset amortization expense		$ 440,899	$ 29,707	$ 0
LGC
BusinessAcquisitionLineItems
Net Revenue	$ 40,872
Net loss	$ (4,933,748)
Pro forma revenue		6,192,939	14,758,448
Pro forma net income (loss)		(20,975,818)	4,402,083
Pro forma net income (loss) attributable to ATIF Holdings Limited		$ (17,165,275)	$ 1,869,892
Pro forma earnings (loss) per common share - basic and diluted		$ (0.37)	$ 0.04
Weighted average shares - basic and diluted		47,014,674	45,462,933
Intangibles asset amortization expense		$ 810,708	$ 1,216,062